   Investor PresentationJanuary 2021

 Forward Looking Statements  This Descriptive Presentation (the “Presentation") has been prepared by Boomer Naturals (the “Company”) and recipients are not entitled to rely on the accuracy or completeness of the Presentation. Each recipient agrees, and the receipt of this Presentation serves as an acknowledgment thereof, that the subject matter hereof and all of the information contained herein is of a confidential nature and that the recipient will treat such information in a confidential manner and will not, directly or indirectly, disclose or permit its affiliates or representatives to disclose any information regarding its receipt hereof or any information contained herein to any other person or reproduce, disseminate, quote or refer to this Presentation, in whole or in part, without the prior written consent of the Company. This Presentation contains forward looking statements and projections, which are subject to many operational and industry risks, uncertainties and assumptions, including management’s assessment of future financial performance, results of anticipated growth strategies and anticipated trends in the business and industry. There are many business factors that could cause future actual results, the level of business and financial performance to differ materially from the information expressed or implied by the forward-looking information and projections. Readers should use their knowledge of the business and industry to critically assess all forward looking statements and projections.Statistical information contained in this Presentation is based on information available to the Company that the Company believes is accurate. It is generally based on publications that are not produced for the purposes of securities offerings or economic analysis. The Company has not reviewed or included data from all sources and cannot assure prospective parties of the accuracy or completeness of the data included in this Presentation. Forecasts and other forward looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. The Company undertakes no obligation to update forward looking information to reflect actual results or changes in assumptions or other factors that could affect those statements.  This Presentation has not been filed or reviewed by the Securities and Exchange Commission (“SEC”) or any securities regulatory authority of any state, nor has the SEC or any such authority passed upon the accuracy or adequacy of this Presentation.This Presentation does not constitute an offer to sell or solicitation of an offer to buy any securities. This Presentation does not purport to contain all information which may be material to a prospective party, and recipients of this Presentation should conduct their own independent evaluation and due diligence of the Company. Each recipient agrees, and the receipt of this Presentation serves as an acknowledgment thereof, that if such recipient determines to engage in a transaction with the Company, its determination will be based solely on the terms of the definitive agreement relating to such transaction and on the recipient’s own investigation, analysis and assessment of the Company and the transaction.The Company reserves the right, in its sole discretion, to reject any and all proposals made by or on behalf of any prospective party with regard to a transaction with the Company, and to terminate further participation in the investigation and proposal process by, or any discussions or negotiations with, any prospective party at any time. The Company does not intend to update or otherwise revise this Presentation following its distribution.        *

 Agenda  1  2  3  4  5  6  Introduction to Boomer Naturals  Current Addressable Market for Flagship Products  Product Offerings  Sales, Distribution and Expansion Strategy  PPE Supply Chain  Financial Highlights & Key Takeaways        *

Boomer Naturals Overview

Our products and services enhance well-being and increase quality of life

Boomer Naturals at a Glance

- Expanding Two Growing Platforms: Healthy Living and Boomer PPE products
- Leveraging an **omni-channel sales** strategy including e-commerce, retail, and wholesale
- Seven-person medical advisory board consisting of physicians and wellness professionals
- **Exclusive US distribution from Vietnamese suppliers** via Pham Van Trading
- Based in Las Vegas, NV, with **120 employees**
- Public company (OTC: BOMH), completed a reverse merger in February 2020
- 100+ wholesale partners via Boomer Botanics, PPE contracts, and Skin Sunscreen
- Fiscal year ends July 31

Serving Wellness and PPE Markets

Healthy Living



Boomer PPE


Reusable Face Mask
Hand Sanitizer

Select Partners

- aetna
- CVS Health
- Foxwoods Resort Casino
- Scrip Hessco
- Tommy Bahama

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 Expanding Platform & Key Milestones for Growth  2020  2019  Incorporation of Boomer Naturals  Medical Advisory Board Established  Boomer Naturals developed, using a blend of botanical terpenes, serving as a CBD alternative  Boomer Naturals launches, using an omni-approach of retail, wholesale ande-commerce channels  Enters a co-branding partnership with Tommy Bahama    COVID-19 pandemic halts US retail, as broader economy shows  Entered into agreement with Scripps-Hesco, the largest US chiropractor distributor    Boomer leverages its global network to develop PPE supply chain, using itse-commerce expertise to distribute 1000s of orders per day  Completes a reverse merger to become a publicly traded company on the OTC market, under "BOMH"  Entered into an agreement with CVS Health for face cover supply across all US retail stores    Corporate • Healthy Living • Boomer PPE        *  2021  Leverage relationships with Vietnamese suppliers to expand into adjacent product categories  Expect to generate:$100M - $115M in Revenue$25M - $35M in Net Income

Management Team



Mike Quaid
Chief Executive Officer

- Former executive at S.G. Warburg, Partner and head of risk mgmt. at KCCO a Chicago-based hedge fund
- Co-founded BN in 2019; responsible for major partnerships including PGA magazine, Tommy Bahama, and Pham Van Trading as well as the acquisition of SKIN sunscreen, a leading golf sun care brand
- B.S., Millikin University, MBA Northwestern Kellogg



Giang Thi Hoang
Chief Operating Officer

- Former Marketing and Public Relations executive during 14-year career at Vietnam Eximbank, direct report to CEO
- Joined in 2019, responsible for international and domestic supply chain. Oversees procurement from Vietnam and management of exclusive supply contracts with U.S. manufacturers
- B.S., University of Ho Chi Minh City

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 Agenda  1  2  3  4  5  6  Introduction to Boomer Naturals  Current Addressable Market for Flagship Products  Product Offerings  Sales, Distribution and Expansion Strategy  PPE Supply Chain  Financial Highlights & Key Takeaways        *

Face Cover Market Segmentation Breakdown

By Product Type

Respiratory Masks

N95, KN95, FFP2 & FFP3, P95 & R95

- Tight-fitting face masks that can filter out small particles, viruses, and bacteria
- Beyond splashes, sprays, and large droplets, these respirators also filter out 95% to 99% small air particles, including viruses and bacteria
- 52% of 2020E global market share, growing at a ~13% CAGR through 2025

Surgical Masks

3-PLY, 4-PLY

- Disposable, loose-fitting face masks that cover nose, mouth, and chin
- FDA-approved to protect the consumer from sprays, splashes, and large-particle droplets
- Prevents the spread of potentially infectious respiratory secretions from the wearer to others
- 35% of 2020E global market share, growing at a ~9% CAGR through 2025

Cloth Face Covers

- Face covers that offer protection from dust and prevent the spread of COVID-19
- The CDC recommends using in public settings for social distancing and proper hygiene
- 13% of 2020E global market share, growing at ~6% CAGR through 2025

Market Leader

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Silver-infused Reusable Face Covers for Men, Women, & kids

Respiratory and surgical mask market penetrator

Accessible alternative to respiratory masks in special situations where availability is lacking

A more economical, effective, and environmentally friendly option than surgical masks

Exclusions | Face Shields, Self-Contained Apparatuses, Full Face Respirators

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Source: Arizton Global Face Mask Outlook and Forecast

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       Face Cover Market Size & Forecast (2019 - 2021)  By revenue ($ in millions)  Source: Arizton Global Face Mask Outlook and Forecast, Company Data, Expert Interviews  Global Product Segmentation  Key Growth Drivers  2,058  2019  2021  2019  2021  Geographic Segmentation  20,406  10,971  1,504  1,947  16,422  3,551  4,434  6,488  2020Cloth • Surgical • Respiratory  1,779  5,509  13,050  34,927  10,057  27,344  2020North American Market  Global Market  Increasing Consumption of Face Masks for Personal Use  Growing Spread of Diseases  Rising Patient Pool Globally  Expanding Investment in Healthcare      *

       North American Face Mask Market Breakdown (2020)  By revenue ($ in millions)  Drug Store mask sales represent a $2.3B revenue opportunity, accounting for 18% of the 2020 aggregate market  N. A. Distribution Segmentation  N. A. Indirect Distribution Breakdown  Indirect Distribution$8,989M (69%)  Wholesalers$3,998M (44%)Supermarket$1,577M (18%)Wholesalers$367M (4%)  Direct Distribution$4,061M (31%)  Drug Stores$2,317M (26%)E-commerce$730M (8%)  *  Source: Arizton Global Face Mask Outlook and Forecast

 North American Face Mask Market Breakdown (2020)        44  27  17  12                    Betterassuming a vaccine is unavailable      Personal use of face coverings over time,% of respondents repoting at least a weekly use    Expectations for COVID-19’s progression in the US, in 9 months, % of respondents  N95Respirator  Currently In 9 Months  Surgical Mask  Cloth Mask        2019  2021  1,334445  9,787  7,542  3,262  2,514  2020Adult • Kids  Vast Majority of Americans Expect to Wear Masks in 2021  N. A. Age Demographic Segmentation  American culture embracing masks, with 70% expecting to wear a cloth mask in 2021  *  Aggregate mask sales represent a $10.1B revenue opportunity in 2021  Source: Arizton Global Face Mask Outlook and Forecast, McKinsey & Company  By revenue ($ in millions)

Sustained Demand Drivers Through 2021

Short Term Demand

- Increased awareness and widespread testing
- As businesses return, the safety of both employees and customers will be top priority
- International demand sustained as COVID spreads more into developing countries
- COVID resurgence
- Globally, governments, corporations, and small businesses will stockpile PPE for risk mitigation and/or compliance with health mandates
- Sustained PPE usage becomes the norm for individuals and businesses
- Unwillingness to vaccinate
- Pockets of western populations adopting face masks akin to APAC markets, which see ~60% usage

Long Term Demand

Strong Support for Face Masks as Best Solution During the Pandemic

A June 2020 Harvard Study suggests **masks and social distancing will be needed into 2022** to avoid **overwhelming the health care system**

"A national face mask mandate could partially substitute for renewed lockdown," given face masks are associated with significantly better coronavirus outcomes

Mask Mandates are Associated with Large Declines in COVID-19 Cases

Impact of States Mandating Mask Use in Public on Daily County-Level Growth Rate of COVID-19 Confirmed Cases



PP
3
2
1
0
-1
-2
-3
-4
-5
Reference Period
16+
11-15
6-10
1-5
1-5
6-10
11-15
16-20
21-29
30-39
40+
Days Before
Days After

*Mask mandate is measured at announcement. Error bars represent a 95% confidence interval

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Source: Arizton Global Face Mask Outlook and Forecast, Goldman Sach's Research, CNN, Harvard, Industry Experts

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Boomer Naturals' Face Cover Total Addressable Market

Our market is ~67% of the North American Market

North American Face Mask Market by Revenue and Product (2020)

By Revenue ($ in millions)



$7,586
Cloth
$1,304
Surgical
$4,160
Respiratory
100%
20%
20%
Boomer Face Mask Addressable Market

$8,679M

Total Boomer Addressable Market

- Market leadership in cloth mask market
- Boomer face covers are more cost effective for organizations
- Alternative, amidst global shortage, for non-front-line medical professionals
- 3-layer product conforms to WHO and CDC guidelines
- More protection, comfort and environmental

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Source: Arizton Global Face Mask Outlook and Forecast, Company Data, Expert Interviews

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Addressable Market for Boomer Botanics is ~$15B

Boomer Botanics extends across several high-growth health and wellness product markets

Market	2020 US Market Est. Size	Est. 2020-2025 CAGR	Relevancy to Boomer Botanics
Boomer Botanics Products	**~$4.7B**[1]	**~29.0%**[1]	■ ■ ■ ■ ■
Topical Pain Relief	**~$9.3B**[2]	**~7.4%**[2]	■ ■ ■ ■ □
OTC Sleep Aides	**~$576M**[3]	**~7.0%**[3]	■ ■ ■ □ □

Market Relevant Boomer Botanics Products



Full Product Suite



Roll-ons and Creams



PM Botanic Products

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Source:
1. Brightfield Group July, 2020 US CBD Report
2. Allied Market Research
3. MarketResearch.com

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 Agenda  1  2  3  4  5  6  Introduction to Boomer Naturals  Current Addressable Market for Flagship Products  Product Offerings  Sales, Distribution and Expansion Strategy  PPE Supply Chain  Financial Highlights & Key Takeaways        *

Overview of Boomer Product Offerings

Boomer PPE and Healthy Living Products

PPE Products

All PPE Products

- Multi-Use Face Cover
- Surgical Face Mask
- Viser Face Shield
- Hand Sanitizer
- Safety Glasses
- Nitrile Gloves
- Isolation Gowns
- Coveralls
- PPE Pack









Healthy Living Products

Boomer Botanics (CB5)

- Roll-on
- Immune Tincture
- Gummies
- Pet Treats
- Massage Oil
- Cream

Skin and Wellness

- Glam Mask
- Lip Mask
- Skin Sunscreen
- Skin Lip Balm
- Libido Supplement


BOOMER
NATURALS
GOLDEN EYE
HYDRACELL EYE MASKS




BOOM BOOM


CB5

Comprehensive Health and Wellness Product Suite

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Boomer Reusable Face Cover Deep Dive



3-Layer Structure
3-layer structure, as recommended by the World Health Organization, material is 65% cotton / 35% polyester blend with three different layers each infused with silver-infused

Silver-infused Technology
SILVER-INFUSED PROTECTION

Technology utilized for each layer, which harnesses **specially charged fibers, with antimicrobial properties** designed to **block the spead of particles**

Washable & Reusable
Face covers have been tested and used **effectively for up to 30 days and/or 30 washes**

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Boomer Botanics Deep Dive

All natural, doctor-formulated blends (patent pending)

Proprietary formula of botanical blends

Combines five natural and powerful ingredients to balance and support the body

A healthy, fully-supported and balanced body means a stronger immune system, better pain management, more restful sleep, less fatigue, and much more!



Featuring a blend of powerful ingredients, including rosemary extract, cacao extract, black pepper extract, and natural herbs

- Supports immune system
- Helps reduce pain and inflammation
- Helps reduce stress
- Helps improve focus and memory
- Helps alleviate mild mood swings
- Helps support lung and respiratory function
- Reduces the appearance of blemishes
- Helps maintain cholesterol levels within the normal range
- Helps maintain proper joint function
- Helps maintain healthy blood sugar levels
- Aids in the overall aging process

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 Agenda  1  2  3  4  5  6  Introduction to Boomer Naturals  Current Addressable Market for Flagship Products  Product Offerings  Sales, Distribution and Expansion Strategy  PPE Supply Chain  Financial Highlights & Key Takeaways        *

 Sales, Distribution and Expansion Strategy: PPE        Target large retailers and distributors in need of reliable PPE supply (i.e., CVS, Core-Mark, grocery store chains, etc.) with high potential for cross-sell opportunities into Boomer's Healthy Living products  Invest in DTC distribution growth while adding flagship retail store in NYC, across from Madison Square Garden (MSG)      Pursue corporations to help them supply their employees, reps, and/or customers with PPE (e.g., Foxwood and Aetna)          Expand presence to small and medium sized businesses (i.e., Terrible Herbst, salons, local restaurants, etc.)      *  Outreach to high-need institutions such as healthcare facilities, schools, state and local governments, prisons, and senior living facilities to provide high-quality, reliable, and comprehensive PPE supply

 Sales, Distribution and Expansion Strategy: Healthy Living        Renewable three-year agreement (Jan, 2020) with lifestyle brand Tommy Bahama to be their exclusive licensed wellness partner      Agreement with Scrip/Hessco, who serves over 60,000 chiropractors, massage therapists, physical therapists, and home health organizations. Working with Boomer Naturals to place Boomer Botanics products in clinics nationally  Add flagship retail store in NYC across the street from Madison Square Garden            *  Invest heavily in e-commerce business, while planning large-scale campaign for face mask customers and high need institutions / individuals (e.g., elderly and senior living establishments) regarding the benefits of Boomer Botanics  Leverage brokers and distributors for regional and national retailers, while our in-house sales team has established several wholesale options (e.g. golf shops and nail salons)

Potential Expansion Opportunities in FY 2021

Boomer's business model creates new product opportunities for itself across channels of well-established customers and supply chains

New Markets	Boomer Products	Boomer Rationale	Est. Annual Revenue	Total US Market Category
Bedding	Nano-silver infused pillows, blankets, and linens	Cost advantage/expertise via Vietnam manufacturing network	$25m	$13b
Personal Care/Bandages	Nano-silver bandages	Leveraging manufacturing efficiencies in Vietnam to fulfill demand within Boomer's US distribution network	$10m	$800m
Apparel: Socks, Athletic, Underwear, Yoga	Nano-silver infused clothing	Cost advantage/expertise via Vietnam manufacturing network	$25m	$69b
Coffee	Boomer Vietnamese Coffee	Sourced from Vietnam. Leveraging contacts to bring one of the most popular coffees in the world to our distribution network	$25m	$81b
Extended Face Mask: Cold and Flu Allergy	Boomer 30-Day Reusable Masks	Broadened category demand from current distribution network.	$20m	$14b

Source: Statista and Specialty Coffee Association (SCA)

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Media Spend and Strategy

Q4 2020 saw significant media initiatives to educate consumers on product technology differientiation and establish the Boomer PPE brand

Q4 2020 Media Spend Breakdown

Total Media Spend: ~$12.5M



Broadcast
71%
Digital
25%
Print & Others
4%

Media spend budgeted to be 15% - 20% of quarterly net sales on a go forward basis as consumer education and brand awareness matures

Media Spend Results

75% Americans Reached	**250m** Digital Impressions

- **Consumer education** on nano-silver mask technology differentiation
- **Branding opportunity**, while helping raise awareness around COVID-19 safety precautions

CVS Health

Key component of CVS selection Boomer as their premier face cover and gaiter vendor

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 TV, Radio, and Digital Media Coverage        Digital Media  TV and Radio Partners / Coverage  TV and Radio Partners / Coverage  Target Websites  Ad Examples  TV and Radio Partners / Coverage    FoxNews.com  Yahoo.com  MSN.com                            CNN.com  People.com  NJ.com  NYPost.com  USAToday.com  MaternityWeek.com  DrudgeReport.com  Weather.com  TheHill.com        *

 Agenda  1  2  3  4  5  6  Introduction to Boomer Naturals  Current Addressable Market for Flagship Products  Product Offerings  Sales, Distribution and Expansion Strategy  PPE Supply Chain  Financial Highlights & Key Takeaways        *

Supply Chain Partnership Overview and Cash Flow Dynamics

Certified, High Quality Products

- FDA registered manufacturers, antibacterial protection, 30-day use washable face covers[1]
- 3 & 4-ply paper surgical masks, nitrile gloves, neck gaiters, surgical gowns (level II) and coveralls all certified by US testing standards

Proven Logistics: Shipped 10M+ Units

- Received 10M units within 90 days of PPE division creation
- Partnership with Pham Van Trading (PVT) who manages exclusive US relationships with supplier and customs
- Best in class international shipping with Super Cargo

Multiple Suppliers to Mitigate Risk

- Team of eight in Vietnam to oversee supply chain and logistics
- Three Vietnamese factories able to procure 30M face covers per month
- Access to gloves, gowns, and coveralls via PVT

Multiple Suppliers to Mitigate Risk

- Exclusive contracts with face mask suppliers for US distribution
- PVT in Vietnam is operated by export / import banking and academic professionals with family ties to BN stakeholders
- PVT leverages connections throughout the PPE APAC supply chain

Supply Chain Dynamics



boomer
naturals
Manufacture
2
PVT Holdings
2
Super Cargo
Company
3
Customer
1

1 T=0

BN receives a PO from customer and places order with PTV holdings

2 T=1

PVT sends order to supplier network and Super Cargo

T=7-24[2] (Shipment Sent)

Super Cargo arranges delivery from Vietnam

3 T=Varies

Customer received product

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1. Independent laboratory tests performed on test samples of antimicrobial finishes on Boomer Naturals textile materials at a FDA registered laboratory confirm antimicrobial activity against (1) Staphylococcus aureus and (2) E. coli after a 24-hour contact period 2. Varies based on customer need, air cargo option is leveraged
2. Varies based on customer need, air cargo option is leveraged

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 Agenda  1  2  3  4  5  6  Introduction to Boomer Naturals  Current Addressable Market for Flagship Products  Product Offerings  Sales, Distribution and Expansion Strategy  PPE Supply Chain  Financial Highlights & Key Takeaways        *

 ResultsQ1 Fiscal 2021 Results and Preliminary FY 2021 Guidance        "Our successful expansion into the Personal Protective Equipment category has exceeded our expectations and positions us well to expand into ancillary health and wellness categories by leveraging our expertise and unique access to manufacturing capacity in Vietnam."-Mike Quaid, Boomer Naturals Chief Executive Officer  *  $28.8M in Net Sales$7.9M in Operating IncomeQ1 Fiscal 2021 Results1  $100M - $115M in Net Sales$25M - $35M in Operating IncomeFiscal Year 2021 Estimates2  1. Ended October 31, 20202. Ending July 31, 2021

Boomer Holdings, Inc: Company Structure

Corporate Overview

Boomer Holding, Inc

- Completed reverse merger with Remaro (REMO) in early Feb. 2020
- Operating company is Boomer Naturals (BN)
- Began trading on the OTCmarket under symbol: BOMH in early Sept. 2020
- 155M common shares outstanding; 200M authorized common, 10M preferred

Capital Structure

Equity

- 80% founders, management, and employees
- 20% sold through family and friend rounds
- 155M common shares outstanding; 200M authorized common, 10M preferred

Debt

- $2.5M in working capital revolver
- $2.2M in convertible notes

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Investment Highlights        Significant face cover and other PPE Total Addressable Market  Blue chip, dedicated brand partners pave the way to broader outreach    Strong growth driven by robust and sustainable demand drivers and established brand name  Leading health and wellness industry expertise      Unique dual channel, cross-sell opportunity through PPE and Healthy Living business divisions      *